Exhibit 32

CERTIFICATIONS

In connection with the Annual Form 10-KSB of Community First Financial Corporation (the “Company”) for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2005	/s/ John L. Wynne
John L. Wynne
President and Chief Executive Officer

Date: March 29, 2005	/s/ F. F. Falls
F. F. Falls
Vice President “Chief Financial Officer”